UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 550
The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Deferral of Preferred Stock Dividend

On January 5, 2024, MIND Technology, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) had elected not to declare a dividend on its 9.00% Series A Cumulative Preferred Stock (“Series A Preferred Stock”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Pursuant to the Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock, as amended (the “Certificate of Designation”), upon the deferral of the dividend on shares of Series A Preferred Stock for the fourth quarter of the Company’s fiscal year ending January 31, 2024, which will cause the dividends on such shares to be in arrears for six quarterly dividend periods, the number of directors constituting the Company’s Board will automatically increase by two, or from five to seven directors. Holders of the Series A Preferred Stock, voting as a class, will be entitled to vote for the election of the additional two directors at a special meeting called by the Company at the request of holders of record of at least 25% of the outstanding shares of Series A Preferred Stock. Such rights will continue until all dividends accumulated on the Series A Preferred Stock for all past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. Other rights and limitations regarding voting rights of holders of the Series A Preferred Stock are specified in the Certificate of Designation.

Item 9.01         Exhibits.

	Exhibit Number	Description
(d) Exhibits	99.1	MIND Technology, Inc. press release dated January 5, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

January 8, 2024	By:	/s/ Robert P. Capps
Name: Robert P. Capps Title: President and Chief Executive Officer